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                                                                       Exhibit 1

                        FORM OF UNDERWRITING AGREEMENT

                                                                          [Date]


[Representative[s] of the
         several Underwriters]

Dear Sirs:

     Universal Corporation (the "Company") proposes to issue and sell from time
                                 -------
to time certain of its debt securities (the "Securities") registered under the
                                             ----------
registration statement referred to below. The Securities will be issued under an Indenture (the "Indenture"), dated as of February 1, 1991, between the Company
                ---------
and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee, and will have varying designations, interest rates and times of payment of any interest, maturities, redemption provisions and other terms, with all such terms for any particular series of the Securities being determined at the time of the sale. Particular series of the Securities may be sold to you, and to other firms on whose behalf you may act as representatives, for resale in accordance with the terms of offering determined at the time of sale. The firm or firms which agree to purchase the Securities are hereinafter referred to as the "Underwriters" of such Securities.
 ------------

     This Agreement shall apply only to Securities in respect of which a Terms Agreement shall have been executed as referred to herein.

     The Company and the Underwriters agree as follows:

     1.   Purchase and Offering.
          ---------------------

          (a) The obligations of the Underwriters to purchase the Securities will be evidenced by an exchange of telegraphic or other written communications in substantially the form of Annex A hereto (a "Terms
                                                                    -----
     Agreement") at each time the Company determines to sell the Securities.
     ---------
     Each Terms Agreement shall specify the firms which will be Underwriters (who shall become bound by the terms hereof when the Terms Agreement has been entered into), the firms designated by such Underwriters to act as representatives on behalf of the several Underwriters (the "Representatives"), the principal amount to be purchased by each
      ---------------
     Underwriter, the purchase price to be paid by the Underwriters and the terms of the Securities not already specified in the Indenture, including, but not limited to, interest rates, maturities, redemption provisions and sinking fund requirements. Each Terms Agreement shall also specify the date of delivery and payment for the Securities and any details of the terms of offering which should be reflected in the Prospectus Supplement relating to the offering of the Securities. Such Prospectus

     Supplement shall set forth the terms contained in the Terms Agreement and such other information that you and the Company agree at the time the Terms Agreement is entered into should be included in the Prospectus Supplement. Insofar as any provision of this Agreement is inconsistent with any Terms Agreement, the Terms Agreement shall be deemed to control. The obligations of the Underwriters to purchase the Securities shall be several and not joint. It is understood that the Underwriters propose to offer the Securities for sale as set forth in such Prospectus Supplement.

          (b) Payment of the purchase price for the Securities shall be made to the Company or its order by wire transfer of immediately available funds or in any other manner satisfactory to the Company against delivery of the Securities to you for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M.* on the date of delivery specified in the Terms Agreement (unless another time not later than 10:00 A.M. on the third business day** on the date of delivery specified in the Terms Agreement (unless another time not later than 10:00 A.M. on the third business day** thereafter shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time and date that such payment and delivery are actually made is herein sometimes referred to as the "Closing Date." Unless otherwise specified in the applicable Terms Agreement, the Securities shall be delivered to you in the form of one or more definitive global (book entry) securities in registered form, in temporary or final form, and in such names and such principal amounts as, not later than 10:00 A.M. on the business day immediately preceding the time of purchase, you shall specify. For the purpose of expediting the checking and packaging of the Securities by you, the Company agrees to make them available to you for such purpose prior to the close of business on the business day immediately preceding the time of purchase.

          2. Representations and Warranties of the Company. The Company
             ---------------------------------------------
     represents and warrants to each of the Underwriters as of the date of execution of the Terms Agreement and as of the Closing Date that:


          (a) the Company is permitted to use Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and
                               ---
     Exchange Commission (the "Commission") a registration statement on such
                               ----------
     Form, which has become effective, for the registration under the Act of the Securities. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. Such registration statement, including the exhibits thereto, as amended at the date of any Terms Agreement, is hereinafter called the "Registration
                                                             ------------
     Statement" and the prospectus included in the Registration Statement, as
     ---------
     supplemented to reflect the terms of any series of the Securities and the plan of distribution thereof, in the form in which it shall be filed

-----------------------
*    Times mentioned herein are New York City times.

**   As used herein, "business day" shall mean a day on which the New York
                      ------------
     Stock Exchange is open for trading.

     with the Commission pursuant to Rule 424(b), is hereinafter called the "Prospectus." Any reference herein to the Registration Statement or the
      ----------
     Prospectus shall be deemed to include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "Exchange Act") on or before the
                                               ------------
     date of this Agreement or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend," "amendment" or "supplement"
                                            -----    ---------      ----------
     with respect to the Registration Statement or the Prospectus shall be deemed to include the filing of any document under the Exchange Act after the date of this Agreement or the date of the Prospectus, as the case may be, deemed to be incorporated therein by reference;

          (b) as of the date of any Terms Agreement, when the Prospectus is first filed pursuant to Rule 424(b) under the Act, when, prior to the Closing Date, any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement) and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Exchange Act and
                                 -------------------
     the respective rules thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the Prospectus, as amended or supplemented as of any such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus;

          (c) all of the issued and outstanding shares of capital stock, including common stock of the Company, have been duly and validly authorized and issued and are fully paid and non-assessable; and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement, the Terms Agreement and the Indenture and to issue and sell the Securities as herein and therein contemplated;

          (d) (A) each of the Subsidiaries listed on Schedule A hereto, as such Schedule A may be amended by the Company from time to time (each a "Material Subsidiary" and collectively the "Material Subsidiaries"), has
      -------------------                        ---------------------
     been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business;

     and (B) each of the Subsidiaries that are not Material Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business in each jurisdiction in which the failure to do so, individually or in the aggregate, would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole;

          (e) the Company and each of its Material Subsidiaries are duly qualified or licensed by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries taken as a whole, and the Company and its Material Subsidiaries are in good standing, in each jurisdiction in which they own or lease real property or maintain an office in which the failure to do so, individually or in the aggregate, would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries taken as a whole;

          (f) the Indenture has been duly authorized by all necessary corporate action on the part of the Company, executed and delivered by the Company and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (g) the Securities have been duly authorized by all necessary corporate action on the part of the Company; when issued and delivered pursuant to this Agreement, the Terms Agreement and the Indenture against payment of the consideration therefor, the Securities will have been duly executed and delivered and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (h) this Agreement and the Terms Agreement have been duly authorized, executed and delivered by the Company;

          (i) all regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the laws of the Commonwealth of Virginia for the issuance, sale and delivery of the Securities by the Company to the Underwriters have been obtained or made;

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          (j) the execution, delivery and performance of this Agreement, the
     Terms Agreement and the Indenture do not, and the issuance of the Securities and the consummation by the Company of the transactions contemplated hereby and thereby will not, conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), any provisions of the charter or by-laws of the Company, or to the Company's knowledge, any of its Subsidiaries, or under any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other agreement or instrument to which the Company, or to the Company's knowledge, any of its Subsidiaries, is a party or by which any of them or their respective properties may be bound or affected, or under any law, regulation or rule or any decree, judgment or order applicable to the Company, or to the Company's knowledge, any of its Subsidiaries in which such conflict, breach or default, individually or in the aggregate, would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole;

          (k) to the Company's knowledge, neither the Company nor any of its subsidiaries (each a "Subsidiary" and collectively the "Subsidiaries") is
                           ----------                        ------------
     in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), any license, indenture, mortgage, deed of trust, bank loan or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected by or under any decree, judgment or order applicable to the Company or any of its Subsidiaries in which such breach or default, individually or in the aggregate, would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole;

          (l) to the Company's knowledge, there are no actions, suits or proceedings pending or threatened against the Company or any of its Subsidiaries or any of their respective properties, at law or in equity, or before or by any commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described;

          (m) to the Company's knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described;

          (n) the Indenture conforms, and the Securities will conform, in all material respects to the description thereof contained in the Registration Statement and Prospectus;

          (o) to the Company's knowledge, Ernst & Young LLP, whose reports on the consolidated financial statements of the Company and its Subsidiaries are filed with the Commission in documents incorporated by reference into the

     Registration Statement and Prospectus are independent public accountants as required by the Act and the applicable published rules and regulations thereunder;

          (p) the audited consolidated financial statements of the Company and its Subsidiaries incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated balance sheet of the Company and its Subsidiaries as of the dates indicated and the consolidated statements of income and cash flows and changes in shareholders' equity of the Company and its Subsidiaries for the periods specified; the financial statements of the Company and its Subsidiaries have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved;

          (q) subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (A) any material and unfavorable change, financial or otherwise, in the business, properties, business prospects, regulatory environment, results of operations or financial condition of the Company and its Subsidiaries taken as a whole, (B) any transaction, which is material to the Company and its Subsidiaries taken as a whole, entered into by, or approved by the Board of Directors of, the Company or any of its Subsidiaries or (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of its Subsidiaries which is material to the Company and its Subsidiaries taken as a whole except for normal trade obligations incurred in the ordinary course of the Company's business; and

          (r) the Company is not, and after giving effect to the offering and sale of the Securities will not be, an "investment company" or an affiliated person of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

          (s) except as described in the Registration Statement and the Prospectus, (i) the operations of the Company and its Subsidiaries are in compliance with all applicable environmental laws, except where the failure to comply with any such laws, whether individually or in the aggregate, would not have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole,
     (ii) the Company and its Subsidiaries have obtained all environmental, health and safety permits, licenses and approvals necessary for its operation, all such permits, licenses and approvals are in effect and the Company and its Subsidiaries are in compliance with the terms and conditions thereof, except where the failure to obtain any such permits, licenses or approvals, or to comply with the terms and conditions thereof, whether individually or in the aggregate, would not have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole, (iii) with respect to any property currently or formerly owned, leased or operated by the Company of any of its Subsidiaries, (a) neither the

     Company nor any such Subsidiary is subject to any judicial or administrative proceeding or any order from or agreement with any governmental authority (collectively, "Proceedings"), and (b) the Company does not have knowledge of any pending or threatened investigation by any governmental authority (collectively, "Investigations") relating to any violation or alleged violation of any environmental law, any release or threatened release of a hazardous material into the environment, or any remedial action that may be necessary in connection with any such violation or release, except for such Proceedings or Investigations which, whether individually or in the aggregate, are not expected to have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole, (iv) neither the Company nor any such Subsidiary has filed any notice under any environmental law indicating past or present treatment, storage, disposal or release of a hazardous material into the environment in a manner that is not in compliance with, or which could result in liability under, applicable environmental laws, except where such non-compliance or liability, whether individually or in the aggregate, is not expected to have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole, and (v) neither the Company nor any such Subsidiary has received notice of a claim that it may be subject to liability (a "Notice") as a result of a release or threatened release of hazardous material, except for such Notice which, whether individually or in the aggregate, are not expected to have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries taken as a whole and, to the Company's knowledge, there is no reasonable basis for any such claim, action, suit or investigation with respect to any environmental law;

          (t) to the Company's knowledge, no labor problem exists with employees of the Company or any of its Subsidiaries that would have a material adverse effect on the Company and its Subsidiaries taken as a whole.

          3.   Certain Covenants of the Company. The Company hereby agrees:
               -----------------------------------------------------------

          (a) to furnish such information as you may reasonably require and otherwise to cooperate with you in qualifying the Securities for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Securities, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Securities); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (b) to make available to you in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Act;

          (c) that it will use its best efforts to cause any amendment of the Registration Statement to become effective promptly. The Company will not file any amendment to the Registration Statement or amendment or supplement to the Prospectus relating to any series of the Securities to which the Underwriters of such series shall object in writing after a reasonable opportunity to review the same. Subject to the foregoing sentence, the Company will cause each Prospectus supplement relating to the Securities to be filed with the Commission pursuant to the applicable paragraph of Rule 424 within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Company will promptly advise the Underwriters of any series of Securities (A) when any Prospectus supplement relating to such series shall have been filed with the Commission pursuant to Rule 424, (B) when, prior to termination of the offering of such series, any amendment to the Registration Statement shall have been filed with the Commission or become effective, (C) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (D) of the receipt by the Company of any notification of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of any Prospectus or Prospectus supplement or, if the Company has knowledge, of the institution or threat of any proceeding for that purpose and (E) of the receipt by the Company of any notification with respect to the suspension of the qualifications of the Securities for sale in any jurisdiction or, if the Company has knowledge, of the initiation or threat of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of any such stop order or of any order suspending or preventing any such use and, if issued, to obtain as soon as possible the withdrawal thereof;

          (d) to advise the Underwriters of a series of Securities promptly of the happening of any event known to the Company within the time during which a prospectus relating to such series is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

          (e) that, as soon as practicable after the date of each Terms Agreement, the Company will make generally available to its Security holders an earnings statement of the Company which will satisfy the provisions of
     Section 11(a) of the Act and Rule 158 under the Act;

          (f) to apply the net proceeds from the sale of the Securities in the manner set forth under the caption "Use of Proceeds" in the Prospectus supplement relating to the Securities or, if none is provided, under such caption in the Prospectus;

          (g) to pay all expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 4 hereof and (iii) and (iv) below) in connection with
     (i) the preparation and filing of the Registration Statement, each preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance, execution, authentication and delivery of the Securities, (iii) the reproduction and furnishing of copies of this Agreement, the Terms Agreement, any Agreement Among Underwriters, any dealer agreements, any Statements of Information and Powers of Attorney and the Indenture to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Securities for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any fees payable to investment rating agencies with respect to the Securities, (vi) any filing for review of the underwriting arrangements for the public offering of the Shares by the National Association of Securities Dealers, Inc. ("NASD") and (vii) the performance of the Company's other obligations
       ----
     hereunder (it is understood, however, that except as provided in this subsection 3(g), Section 4 and Section 8 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and disbursements of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make);

          (h) that the Company will not, without your prior written consent, offer or sell, or publicly announce its intention to offer or sell, (i) any debt securities pursuant to a public offering or (ii) any unsecured debt securities pursuant to a private placement which contemplates the purchasers of such debt securities receiving customary registration rights in each case during the period beginning on the date of the Terms Agreement and ending on the 30th day following the date of the Terms Agreement. The Company has not taken, and will not take, any action which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

          4. Reimbursement of Underwriters' Expenses. If the Securities of a
             ---------------------------------------
     series to which a Terms Agreement relates are not delivered for any reason other than the termination of the obligations of the several Underwriters in accordance with Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations to purchase Securities pursuant to any Terms Agreement, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

          5. Conditions of Underwriters' Obligations. The several obligations of
             ---------------------------------------
     the Underwriters to purchase and pay for the Securities under any Terms Agreement are subject to the accuracy of the representations and warranties on the part of the Company on the date of such Terms Agreement and at the Closing Date, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following conditions:


               (a) The Company shall furnish to you at the Closing Date a written opinion from the Secretary and General Counsel of the Company, or the Assistant Secretary of the Company, addressed to the Underwriters, and dated the Closing Date, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Cahill, Gordon & Reindell, counsel for the Underwriters, substantially to the effect that:

                    (i) the Company has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement, the Terms Agreement and the Indenture and to issue and sell the Securities as herein and therein contemplated;

                    (ii) (A) each of the Material Subsidiaries has been duly
               incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business; and
               (B) each of the Subsidiaries which are not Material Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business in each jurisdiction in which the failure to do so, individually or in the aggregate, would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole;

                    (iii) the Company and its Material Subsidiaries are duly
               qualified or licensed by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries taken as a whole, and the Company and its Material Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office in which the failure to do so, individually or in the aggregate, would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole;

                    (iv) the Indenture has been duly authorized by all necessary corporate action on the part of the Company, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                    (v) the Securities have been duly authorized by all
               necessary corporate action on the part of the Company, executed and delivered by the Company and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                    (vi) this Agreement and the Terms Agreement have been duly authorized, executed and delivered by the Company;

                    (vii) all regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the laws of the Commonwealth of Virginia for the issuance, sale and delivery of the Securities by the Company to the Underwriters have been obtained or made;

                    (viii) the execution, delivery and performance of this
               Agreement, the Terms Agreement and the Indenture by the Company and the issuance of the Securities and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both, would constitute a breach of or default under), any provisions of the charter or by-laws of the Company or, to such counsel's knowledge, any of its Subsidiaries, or under any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other agreement or instrument to which the Company or, to such counsel's knowledge, any of its Subsidiaries, is a party or by which any of them or their respective properties may be bound or affected, or under any law, regulation or rule or any decree, judgment or order applicable to the Company or, to such counsel's knowledge, any of its Subsidiaries in which such conflict, breach or default, individually or in the aggregate, would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole;

                    (ix) to such counsel's knowledge, neither the Company nor
               any of its Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), any license, indenture, mortgage, deed of trust, bank loan or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected by or under any law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries in which such breach or default, individually or in the aggregate, would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole;

                    (x) to such counsel's knowledge, there are no actions, suits or proceedings pending or threatened against the Company or any of its Subsidiaries or any of their respective properties, at law or in equity or before or by any commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described; and

                    (xi) to such counsel's knowledge, there are no contracts,
               licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described.

          In rendering such opinion, such counsel may state that he has assumed that the Indenture has been duly authorized, executed and delivered by the Trustee, that any Securities then being delivered conform to the forms thereof examined by him (or members of the Company?s legal department acting under his supervision), that the Trustee?s certificates of authentication of any Securities then being delivered have been manually signed by one of the Trustee?s authorized signatories and that the signatures on all documents examined by him (or members of the Company?s legal department acting under his supervision) are genuine (assumptions that he has not independently verified); and that a judgment for money in an action based in any country denominated in a foreign currency may not be enforced in such currency. In addition, such counsel may state that he has examined, or has caused members of the Company?s legal department to examine, such corporate records, certificates and other documents, and such questions of law, as he has considered necessary or appropriate for the purposes of such opinion. In addition, such counsel may state that he is licensed to practice law only in the Commonwealth of Virginia and that he expresses no opinion as to the effect of the laws of any other jurisdiction other than the federal laws of the United States of America, and may rely
     (A) as to matters involving the application of laws other than the laws of the Commonwealth of Virginia or United States law, to the extent he deems it proper and to the extent specified in such opinion, upon the opinion or opinions of local and foreign counsel and (B) as to matters of fact, to the extent he deems proper, on certificates of responsible officers of the Company and certificates or other written statements of public officials. The opinion of the Secretary and General Counsel of the Company, or the Assistant Secretary of the Company, as the case may be, shall state that the opinion of such local and foreign counsel is in form satisfactory to him and, in his opinion, he and the Underwriters are justified in relying thereon.

          (b) The Company shall furnish to you at the Closing Date an opinion of Sullivan & Cromwell, counsel for the Company, in each case addressed to the Underwriters, and dated the Closing Date, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Cahill, Gordon & Reindell, counsel to the Underwriters, substantially to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement, the Terms Agreement and the Indenture and to issue and sell the Securities as herein and therein contemplated;

               (ii) the Indenture has been duly authorized by all necessary corporate action on the part of the Company, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (iii) the Securities have been duly authorized by all necessary corporate action on the part of the Company, executed and delivered by the Company and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (iv) this Agreement and the Terms Agreement have been duly authorized, executed and delivered by the Company;

               (v) the Securities and the Indenture conform in all material respects to the description thereof contained in the Registration Statement and Prospectus;

               (vi) the Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act;

               (vii) no approval, authorization, consent or order of or filing with any court or governmental agency or body is required on the part of the Company in connection with the issuance and sale of the Securities as contemplated hereby other than registration of the Securities under the Act and qualification of the Indenture under the Trust Indenture Act (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters).

          In rendering such opinion, such counsel may state that they have assumed that the Indenture has been duly authorized, executed and delivered by the Trustee, that any Securities then being delivered conform to the forms thereof examined by them, that the Trustee?s certificates of authentication of any Securities then being delivered have been manually signed by one of the Trustee?s authorized signatories and that the signatures on all documents examined by them are genuine (assumptions they have not independently verified); and that a judgment for money in an action based in any country denominated in a foreign currency may not be enforced in such currency. In addition, such counsel may state that they have examined such corporate records, certificates and other documents, and such questions of law, as they have considered necessary or appropriate for the purposes of such opinion. In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel has not undertaken to investigate or verify independently and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus or documents incorporated by reference therein, each part of the Registration Statement, when such part became effective, and the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Securities, to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; further, nothing has come to the attention of such counsel that causes them to believe that, insofar as relevant to the offering of the Securities, the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In connection with the foregoing paragraph, such counsel may state that (A) the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus except for those made under the captions "Description of Debt Securities We May Offer," and ?"Description of Notes We May Offer?" and "United States Taxation" insofar as they relate to provisions of documents therein described; (B) they do not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus, or as to the statement of the eligibility of the Trustee under the Indenture under which the Securities are being issued; and (C) their opinion and statements in this paragraph are furnished to the representatives of the Underwriters solely for the benefit of the Underwriters. In rendering such opinion Sullivan & Cromwell may rely (A) as to matters involving the application of laws other than the laws of the United States and the State of New York, to the extent it deems it proper and to the extent specified in such opinion, upon the opinion of the Secretary and General Counsel of the Company, or the Assistant Secretary of the Company, as the case may be, as to matters of Virginia law and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of public officials. The opinion of Sullivan & Cromwell shall state that the opinion of the Secretary and General Counsel of the Company, or the Assistant Secretary of the Company, as the case may be, is in form satisfactory to Sullivan & Cromwell and, in Sullivan & Cromwell's opinion, the Underwriters and they are justified in relying thereon.

               (c) You shall have received from the Company's independent public accountants letters dated the date of the Terms Agreement and the Closing Date, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by you.

               (d) You shall have received at the Closing Date the favorable opinion of Cahill, Gordon & Reindell, counsel for the Underwriters, dated the Closing Date, in form and substance reasonably satisfactory to you.

               (e) Prior to the Closing Date, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

               (f) Between the time of execution of the Terms Agreement and the Closing Date, (i) no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, financial condition or business prospects of the Company and its Subsidiaries taken as a whole shall occur or become known and (ii) no transaction which is material and unfavorable to the Company and its Subsidiaries taken as a whole shall have been entered into by, or approved by the Board of Directors of, the Company or any of its Subsidiaries.

               (g) The Company will, at the Closing Date, deliver to you a certificate of one of its executive officers in which such executive officer shall state, to the best of his or her knowledge, that the representations and warranties of the Company as set forth in this Agreement and the conditions set forth in paragraph (e) and paragraph
          (f) have been met and that they are true and correct as of each such date.

               (h) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the Closing Date, as you may reasonably request.

               (i) The Company shall perform such of its obligations under this Agreement and the Terms Agreement as are to be performed by the terms hereof at or before the Closing Date.

               (j) At the Closing Date, counsel for the Underwriters shall have been furnished with such information, certificates and documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated herein and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all opinions and certificates mentioned above or elsewhere in this Agreement shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

          6. Termination of Terms Agreement. The obligations of the several
             ------------------------------
     Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed pursuant to the Terms Agreement to purchase in the aggregate at least 50% of the Securities, if, at any time between the time of execution of the Terms Agreement and the Closing Date, (a) trading in securities generally on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange, (b) a downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations promulgated under the Act or such organization shall have publicly announced that it has under surveillance or review, other than with possible positive implications, its rating of any of the Company's debt securities, (c) a banking moratorium shall have been declared either by the United States or New York State authorities, or
     (d) the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the good faith judgment of such group of Underwriters, to make it impracticable to market the Securities.

          If you or any group of Underwriters elects to terminate this Agreement as provided in this Section 6, the Company and each other Underwriter shall be notified promptly by letter or telegram.

          If the sale to the Underwriters of the Securities, as contemplated by this Agreement and the Terms Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 3(g), 4 and 8 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 8 hereof) or to one another hereunder.

          7. Increase in Underwriters' Commitments. If any Underwriter shall
             -------------------------------------
     default in its obligation to take up and pay for the Securities to be purchased by it under any Terms Agreement and if the principal amount of Securities which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed one-eleventh of the total principal amount of Securities agreed to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters shall take up and pay for (in addition to the principal amount of Securities they are obligated to purchase pursuant to such Terms Agreement) the principal amount of Securities agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Securities shall be taken up and paid for by such non-defaulting Underwriter or Underwriters, as hereinafter provided. Such Securities shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the principal amount of Securities they have agreed to purchase under such Terms Agreement.

          Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Securities under any Terms Agreement unless all of the Securities under such Terms Agreement are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

          If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

          The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 7.

               8.   Indemnity by the Company and the Underwriters.
                    ---------------------------------------------

               (a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such controlling person may incur under the Act, the Exchange Act or otherwise insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 8 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, expense, liability, or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by any Underwriter through you to the Company expressly for use in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in either such Registration Statement or Prospectus or necessary to make such information not misleading; provided, however, that the indemnity agreement contained in this subsection (a) with respect to any Preliminary Prospectus or amended Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, expense, liability or claim purchased the Securities which is the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Securities to such person.

               If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses. Such Underwriter or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent.

               (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information not misleading.

               If any action is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify such Underwriter in writing of the institution of such action and such Underwriter shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such action or such Underwriter shall not have employed counsel to have charge of the defense or such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of such Underwriter.

               (c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under subsections (a) andor (b) of this Section 8 in respect of any losses, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

               (d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriter's obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

               (e) The indemnity and contribution agreements contained in this
          Section 8 and the covenants, warranties and representations of the Company contained in this Agreement and the Terms Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Securities. The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors in connection with the issuance and sale of the Securities, or in connection with the Registration Statement or Prospectus.

          9. Notices. Except as otherwise herein provided, all statements,
             -------
     requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to [ ] or to any other Underwriters at their addresses furnished to the Company in the Terms Agreement and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 1501 N. Hamilton Street, Richmond, Virginia 23230, Attention: Secretary and General Counsel.

          10. Construction. This Agreement and the Terms Agreement shall be
              ------------
     governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

          11. Parties at Interest. The Agreement herein set forth and the Terms
              -------------------
     Agreement have been and are made solely for the benefit of the Underwriters and the Company and the controlling persons, directors and officers referred to in Section 8 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement or the Terms Agreement.

          12. Counterparts. This Agreement may be signed by the parties in
              ------------
     counterparts which together shall constitute one and the same agreement among the parties.

     If the foregoing correctly sets forth the understanding among the Company and you, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                             Very truly yours,

                                             UNIVERSAL CORPORATION

                                             By
                                                ---------------------------
                                             Title:





[REPRESENTATIVE[S] OF THE UNDERWRITERS]





By
   --------------------------------
Title:

                                                                      SCHEDULE A



Material Subsidiary                                       Organized Under Law of
-------------------                                       ----------------------
Universal Leaf Tobacco Company, Incorporated                     Virginia
Blending Services International, Inc.                            Virginia
Universal Leaf Tabacos Ltda.                                     Brazil
Deli Universal, Inc.                                             Virginia
N.V. Deli Universal                                              Netherlands
Jongeneel Holding B.V.                                           Netherlands
Jongeneel B.V.                                                   Netherlands
Ultoco S.A.                                                      Switzerland
Toutiana S.A.                                                    Switzerland
Continental Tobacco S.A.                                         Switzerland
Limbe Leaf Tobacco Company Limited                               Malawi
Zimleaf Holdings (Private) Ltd.                                  Zimbabwe

                                                                         ANNEX A

                                 TERMS AGREEMENT

                             [ %] Notes Due [ ], [ ]



                                                                 [Date]





Universal Corporation
1501 North Hamilton Street
Richmond, Virginia 23260

Dear Sirs:

     Universal Corporation, a Virginia corporation (the "Company"), and [ ] have entered into an Underwriting Agreement (the "Underwriting Agreement"), dated
[   ], relating to the issuance from time to time by the Company of its debt securities under an indenture (the "Indenture"), dated as of February 1, 1991, between the Company and The Chase Manhattan Bank (formerly known as Chemical
Bank), as Trustee. This Terms Agreement, relating to the Securities referred to below, is being entered into pursuant to the Underwriting Agreement. Capitalized terms used herein and not otherwise defined have the meanings given them in the Underwriting Agreement.

     [The Representatives] and the several other underwriters named in Schedule A annexed hereto (the "Underwriters") understand that the Company proposes to issue and sell $[ ] aggregate principal amount of [ %] Notes Due [ ] (the "Securities"). Subject to the terms, conditions, representations and warranties set forth or incorporated by reference herein, the Company agrees to sell to the Underwriters, and the Underwriters severally agree to purchase from the Company, the principal amount of the Securities set forth next to such Underwriter's name in Schedule A hereto at [ ]% of the principal amount thereof (representing the initial public offering price of [ ]% of the principal amount thereof less an underwriting discount of [ ]% of the principal amount thereof) plus accrued interest from [ ], if any, to the Closing Date referred to below. The Prospectus Supplement ("the Prospectus Supplement") with respect to the Securities is dated [ ] and includes the Prospectus dated [ ] (the "Basic Prospectus," and together with the Prospectus Supplement, the "Prospectus"). The Representatives designated to act on behalf of the several Underwriters pursuant to Section 1(a) of the Underwriting Agreement and the addresses of such Representatives are set forth at the end of Schedule B annexed hereto.

     The Underwriters will pay for such Securities upon delivery thereof in New York, New York at 10:00 a.m. (New York time) on [ ] (the "Closing Date") by wire transfer of immediately available funds, or at such other time on the Closing Date as shall be agreed upon in writing by the Company and the Underwriters.

     The Securities shall be issued in book-entry form and shall have terms as set forth in Schedule B annexed hereto:

                                     A-2-1

     All provisions contained in the Underwriting Agreement are incorporated by reference herein in their entirety and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. In the event of a conflict between the Underwriting Agreement and this Terms Agreement, the terms and provisions of this Terms Agreement shall prevail.

     This Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     This instrument may be signed by the parties in counterparts which together shall constitute one and the same agreement between the parties and shall become effective at such time as each of the parties shall have signed such counterparts and shall have notified the other party thereof. Delivery of an executed counterpart of a signature page of this Terms Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Terms Agreement.

     Please confirm your agreement herewith by having an authorized officer sign a copy of this Terms Agreement in the space provided below:

                                                  Very truly yours,

                                                  [REPRESENTATIVE[S]]



                                                  By: [________________________]





                                                  By:
                                                       Name:
                                                       Title:





Accepted and Agreed to as of
the Date First Above Written:

UNIVERSAL CORPORATION



By:



[___________________________]

                                     A-2-2

                                                                      Schedule A
                                                        (to the Terms Agreement)



     Name                                    Principal Amount of Notes
     ----                                    -------------------------
[Representative(s)]                               $ [       ]

[Underwriter(s)]]                                 $ [       ]

                                           Total: $ [       ]

                                     A-3-1

                                                                      Schedule B
                                                        (to the Terms Agreement)

Title of the Securities:

     [ %] [Floating Rate] [Zero Coupon] [Notes]
     [Debentures] due [ ], [ ]

Aggregate principal amount:
     [$]

Price to Public:

     [ ]% of the principal amount of the Securities, plus accrued interest[, if any,] from [ ] to [ ] [and accrued amortization[, if any,] from [ ] to [ ]

Purchase Price by Underwriters:

     % of the principal amount of the Designated Securities, plus accrued interest from [ ] to [ ] [and accrued amortization[, if any,] from [ ] to
     [     ]

Form of Securities:

     [Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the
     Representatives]]

     [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

Specified funds for payment of purchase price:

     Federal (same day) funds

Time of Delivery:

10:00 a.m. (New York City time), [ ], , 20[ ]

Indenture:

     Indenture dated February 1, 1991, between the Company and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee

Maturity:

Interest Rate:

     [ %] [Zero Coupon] [See Floating Rate Provisions]

Interest Payment Dates:

     [months and dates, commencing ....................., 20  ]

Redemption Provisions:

     [No provisions for redemption]

     [The Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of [$ ] or an integral multiple thereof,

     [on or after [ ], [ ] at the following redemption prices (expressed in percentages of principal amount). If [redeemed on or before [ ], [ ]%, and if] redeemed during the 12-month period beginning [ ], [ ]

                                            Redemption
                       Year                   Price
                       ----                 ----------

                     ________                ________

                     ________                ________

                     ________                ________


     and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

     [on any interest payment date falling on or after [ ], [ ], at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

     [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

     [Restriction on refunding]

Sinking Fund Provisions:

     [No sinking fund provisions]

     [The Securities are entitled to the benefit of a sinking fund to retire
     [$         ] principal amount of Securities on [      ] in each of the
     years [      ] through [     ] at 100% of their principal amount plus
     accrued interest [, together with [cumulative] [noncumulative] redemptions
     at the option of the Company to retire an additional [$      ] principal
     amount of Securities in the years [     ] through [     ] at 100% of
     their principal amount plus accrued interest.]

             [If Securities are extendable debt securities, insert--

Extendable provisions:

     Securities are repayable on [ ], [ ] [insert date and years], at the option of the holder, at their principal amount with accrued interest. The initial annual interest rate will be [ ] %, and thereafter the annual interest rate will be adjusted on [ ], [ ] and [ ] to a rate not less than [ ]% of the effective annual interest rate on U.S. Treasury obligations with [ ]-year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

           [If Securities are floating rate debt securities, insert--

Floating rate provisions:

     Initial annual interest rate will be [ ] % through [ ] [and thereafter will be adjusted [monthly] [on each [ ], [ ], [ ] and [ ]] [to an annual rate of [ ]% above the average rate for [ ]-year [month] [securities] [certificates of deposit] issued by [ ] and [ ] [insert names of banks].] [and the annual interest rate [thereafter] [from [ ] through [ ]] will be the interest yield equivalent of the weekly average per annum market discount rate for [ ]-month Treasury bills plus [ ]% of Interest Differential (the excess, if any, of (i) the then current weekly average per annum secondary market yield for [ ]-month certificates of deposit over (ii) the then current interest yield equivalent of the weekly average per annum market discount rate for [ ]-month Treasury bills); [from [ ] and thereafter the rate will be the then current interest yield equivalent plus [ ]% of Interest Differential].]

Defeasance provisions:

     [Include provisions for Full/Covenant Defeasance, if any]

Closing location for delivery of Securities:

Additional Closing Conditions:

Names and addresses of Representatives:

     Representatives:

     Address for Notices, etc.:

[Other Terms]: